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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                March 20, 2001



                           CONTINENTAL AIRLINES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-09781                  74-2099724
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

    1600 Smith Street, Dept. HQSEO, Houston, Texas              77002
       (Address of principal executive offices)               (Zip Code)

                                 (713) 324-2950
              (Registrant's telephone number, including area code)
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Item 7.         Financial Statements and Exhibits.

                (c)      Exhibits

                         99.1       Presentation Data



Item 9.         Regulation FD Disclosure.

The Company is furnishing herewith certain data being presented by certain of its executive officers at a conference on March 20, 2001.

The information presented may contain forward looking statements, and certain assumptions upon which such forward looking statements are in part based.

Numerous important factors, including those factors identified as Risk Factors in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, and the fact that the assumptions set forth below could prove incorrect, could cause actual results to differ materially from those contained in such forward looking statements.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONTINENTAL AIRLINES, INC.



                                             By /s/ Jeffery A. Smisek
                                                --------------------------------
                                                Jeffery A. Smisek
                                                Executive Vice President
                                                and General Counsel


March 20, 2001



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                                  EXHIBIT INDEX


                         99.1       Presentation Data